EXHIBIT 10.6

                            COLLATERAL SCHEDULE NO.6


         THIS COLLATERAL SCHEDULE NO. 6 is annexed to and made a part of that certain Master Security Agreement dated as of July 24, 1997 between GENERAL ELECTRIC CAPITAL CORPORATION as Secured Party and STREICHER MOBILE FUELING, INC. as Debtor and describes collateral in limitation that certain Promissory Note dated __________________ in the original principal amount of $_______________.

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
YEAR/MODEL                          SERIAL NUMBER                      DESCRIPTION

1997 FLD120                         1FVNDMDB9TP679022                  Freightliner Tractor equipped with Davidson Fuel Tank,
                                                                       S/N DE107976294029

Equipment immediately listed above at: 19109 Hamilton Avenue, Gardena,
California


SECURED PARTY:                                                DEBTOR

GENERAL ELECTRIC CAPITAL CORPORATION                          STREICHER MOBILE FUELING, INC.



By: ___________________________________                       By: _________________________________


Title: ________________________________                       Title: ______________________________


Date: _________________________________                       Date: _______________________________
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